Exhibit 99.1

DPCM Capital, Inc. and D-Wave Systems Inc. Announce Completion of Business Combination

Parent company D-Wave Quantum Inc. to begin trading under the ticker symbol “QBTS” and ring the New York Stock Exchange opening bell on August 8, 2022 at 9:30am ET

BURNABY, B.C. & PALO ALTO, Calif.—August 5, 2022 – DPCM Capital, Inc. (“DPCM Capital”) (NYSE: XPOA), a publicly traded special purpose acquisition company, today announced the completion of its business combination (the “Business Combination”) with D-Wave Systems Inc. (“D-Wave”), a leader in quantum computing systems, software, and services—and the only provider building both annealing and gate-model quantum computers.

Pursuant to the Business Combination, D-Wave Quantum Inc. (“D-Wave Quantum” or the “Company”) became the parent company of DPCM Capital and D-Wave, and its shares of common stock and warrants are expected to commence trading, on Monday, August 8, 2022 on the New York Stock Exchange (the “NYSE”) under the ticker symbols “QBTS” and “QBTS WS,” respectively. DPCM Capital’s shares of common stock, units and warrants have been delisted from the NYSE.

Company management will ring the NYSE opening bell Monday, August 8, 2022, at 9:30 a.m. ET in honor of D-Wave Quantum’s listing and celebrating the advent of commercial quantum computing into public markets.

“From its inception more than 20 years ago, D-Wave has focused on delivering quantum computing products and services that provide the fastest path to practical, real-world applications with customer value,” said Alan Baratz, CEO, D-Wave Quantum. “Today marks a significant milestone in our journey, as we embark on our next phase as a publicly-traded company. Through this Business Combination, we are well-positioned to accelerate our growth strategy, using capital raised through the Business Combination along with our new access to the public markets to advance the production of our quantum computing solutions and continue to unlock the power of quantum computing to benefit business and society. The era of commercial quantum computing is here.”

D-Wave provides the only complete end-to-end quantum solution, encompassing hardware, software, real-time quantum cloud service, developer tools and powerful quantum hybrid solvers, and is the only company building both annealing and gate-model quantum computers. With a focus on relentless innovation and product delivery, D-Wave has brought to market five generations of quantum computers to date and, in June 2022, launched an experimental prototype of its sixth-generation machine, Advantage2. D-Wave also holds a broad portfolio of 200+ patents applicable to both annealing and gate-based quantum computing.

D-Wave’s commercial customers include nearly two dozen Forbes Global 2000 companies and industry leaders like Volkswagen, Accenture, BBVA, NEC Corporation, Save-On-Foods, DENSO, and Lockheed Martin, which are exploring quantum hybrid applications. In addition to enterprise customers actively utilizing D-Wave to solve their complex computational problems, thousands of developers across the globe have built hundreds of early quantum applications in diverse areas that include resource scheduling, mobility, logistics, drug discovery, portfolio optimization, manufacturing processes, and many more.

CEO Alan Baratz will continue to lead the Company’s operations. As part of the Business Combination, Emil Michael, CEO and Chairman of DPCM Capital, joins D-Wave Quantum’s board of directors.

“We are pleased to complete our Business Combination with D-Wave, a market-leading company that we expect to remain at the forefront of commercializing the quantum computing market,” said Emil

Michael, CEO, DPCM Capital, Inc. “Today D-Wave is the only commercial quantum computing company in the world, and the only quantum computing company that is building both annealing and gate-model quantum computers. As a result, we believe the company will be able to unlock a significant portion of the multi-billion dollar quantum computing total addressable market (TAM). We have confidence that D-Wave will deliver long-term value to stockholders and look forward to continuing to support them in the years ahead.”

Investors may view the opening bell ringing here.

About D-Wave Quantum Inc.

D-Wave is a leader in the development and delivery of quantum computing systems, software and services, and is the world’s first commercial supplier of quantum computers—and the only company building both annealing quantum computers and gate-model quantum computers. Our mission is to unlock the power of quantum computing today to benefit business and society. We do this by delivering customer value with practical quantum applications for problems as diverse as logistics, artificial intelligence, materials sciences, drug discovery, scheduling, cybersecurity, fault detection, and financial modeling. D-Wave systems are being used by some of the world’s most advanced organizations, including NEC Corporation, Volkswagen, DENSO, Lockheed Martin, Forschungszentrum Jülich, University of Southern California, and Los Alamos National Laboratory. With the Quantum Engineering Center of Excellence based near Vancouver, Canada, D-Wave’s U.S. operations are based in Palo Alto, Calif.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions, and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this press release include, but are not limited to, statements regarding the use of the proceeds of the Business Combination; D-Wave Quantum’s future growth and innovations; the increased adoption of quantum computing solutions and expansion of related market opportunities and use cases; the total addressable market for quantum computing; and the anticipated benefits of the Business Combination. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including risks relating to general economic conditions, risks relating to the immaturity of the quantum computing market and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the proxy statement/prospectus filed by D-Wave Quantum Inc. in connection with the Business Combination, and other filings with the SEC. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that D-Wave Quantum will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Contacts

For D-Wave:

Investor Contact:

Kevin Hunt

ir@dwavesys.com

Media Contact:

Frank Lentini

BCW

media@dwavesys.com